U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2004

TECHNOLOGY CONSULTING PARTNERS, INC.

 (Exact Name of Registrant as Specified in its Charter)

Colorado                                                   84-1605055

 (State or Other Jurisdiction                          (IRS Employer

of Incorporation)                                       Identification No.)

333-90682

 (Commission File Number)

6075 South Eastern Ave., Suite 1, Las Vegas, Nevada  89119-3146

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (818) 707-0265

9282 South Fox Fire Lane, Highlands Ranch, Colorado 80129

(Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On February 17, 2004, TechnoConcepts, Inc., a Nevada corporation ("TechnoConcepts" or “TCPI”), completed the closing of a reverse acquisition of the Registrant pursuant to which the Registrant acquired all of the outstanding shares of TechnoConcepts capital stock in exchange for a controlling interest in the Registrant.  Pursuant to the Agreement and Plan of Merger By and Between Technology Consulting Partners, Inc., and Technoconcepts, Inc. and the stockholders of TechnoConcepts dated December 15, 2003, the Registrant issued one share of TCPI common stock, par value $0.001 per share and one share of TCPI convertible preferred stock, par value $.001 for each share of common stock, par value $0.001 per share and each share of convertible preferred stock, par value $ .001 per share outstanding, respectively.

         TechnoConcepts is in the business of designing, developing, and marketing wireless communications solutions. In addition to developing a four-channel high speed instrumentation analog-to-digital converter; a ten-channel optical receiver capable of one gigabit per second operation;  a 1.6 GHz delta-sigma modulator; and mixed-signal, multi-chip circuit modules, Technoconcepts has developed a technology which it has named True Software Radio (“TSR”). TSR replaces conventional analog circuitry with a combination of proprietary delta-sigma converters and software based digital signal processing, allowing wireless signals such as from cell phones, radios, or  television broadcasts to be processed and translated at the point of origin. TSR  enables a communications device to communicate with any other communications device even in the event that  both are using different protocols, such as CDMA, TDMA or GSM.

          The Merger Agreement also provides that Fredrick R. Clark, Jr. and James H. Watson, Jr. would resign as directors effective as of the closing and be replaced by Antonio E. Turgeon, Ronald M. Hickling and V. John Mansfield as the directors of the Registrant. In addition, the following individuals were appointed to serve as officers of the Registrant:

        NAME OF OFFICER                    POSITION

        Antonio E. Turgeon

Chairman of the Board, Chief Executive

Officer, President, Chief Financial Officer

        Ronald M. Hickling

Chief Technology Officer

        George Lange

Secretary

Antonio E. Turgeon, Chairman, brings 28 years of international and domestic experience in computer and communications systems, software technology and applications services.  Prior to joining TechnoConcepts, he was a principal in The Sunrise Group, a consulting firm that provided business development services to early stage high-tech companies.  From 1994 to 1999 he served as an advisor to a Scandinavian-based venture capital firm, as well as serving as executive vice president for Dolphin Interconnect Solutions, Inc., a portfolio company designing Gigabyte hardware interconnect and software technology for the high-availability, scalable, server clustering market.  He was a founder and served as president and CEO of SOTA Electronics Inc. from 1988 to 1994, a company that designed communications security products and the world’s first PC managed universal applications Smartcard.  From 1978 to 1988 he was president of Digital Applications Corporation, a company he founded to develop software and hardware applications for the aerospace industry.  Mr. Turgeon holds a B.A. in Mathematics form the University of California, Los Angeles, an M.S. in Computer Science from West Coast University and completed coursework requirements for an M.S. in Applied Mathematics.

Ronald M. Hickling, Co-Founder, Chief Technology Officer, holds a master of science in electrical engineering from UCLA.  He has more than 20 years of experience in communications systems and integrated circuits related to communications for U.S. defense and commercial contractors.  In 1980, Mr. Hickling began his career with Hughes Space and Communications, a Hughes Aircraft company, developing circuits for satellite communications.  In this capacity he developed customer integrated circuits using silicon CMOS and Bipolar technology, and actively participated in the early research and development efforts of using Gallium Arsenide (GaAs) digital circuits in spacecraft.  During his tenure at Hughes, Mr. Hickling was appointed Group Head, in leading research projects, for GaAs digital circuits.  Additional projects included Intelsat VI, Magellan, and Navstar/GPS and he also contributed to the Very High Speed Integrated Circuit Program (VHSIC).  In 1984 he left Hughes to pursue commercial ventures.  He joined start up Gigabit Logic in 1984 and headed development teams on numerous mixed-signal communications projects.  He was involved in collaboration development efforts with contract clients such as DEC, Rockwell-Collins, Bell Communications Research and others.  Mr. Hickling founded a predecessor of TechnoConcepts in 1991 and serves as Chief Technology Officer.  He has been awarded three patents and currently has two patents pending.  He has published in numerous industry journals and is a member of the IEEE and Tau Beta Pi.

George M. Lange,  Secretary  For over 30 years George Lange has been a consultant in the area of business development, management and operations both as an independent and as a member of consulting groups. In 1984 he formed GM Lange & Company (GML&C) and headed up business development related projects providing enhancements through planning, reorganizations, merger and acquisition activities and executive search assignments. He has assisted numerous customers within the commercial, government and public sectors of commerce. As the need arises he partners with other consultants with proven experience to assure the best results for his clients.

Mr. Lange has been involved as a co-founder of Turpin Systems Corp., Interactive Classrooms, Inc., Commons Educational Consortium and the Commons Coalition for West Africa. Turpin Systems was a high technology development business where the others businesses concentrated on enhancing educational and learning opportunities for children both here in the United States and in Africa.

Prior to his career as a consultant George Lange spent eight years in the aerospace and defense industry working for the Allied Bendix and Bunker Ramo Corporations both in engineering and management capacities. In 1973 when he teamed up with several other engineers in launching Turpin Systems which started out as engineering consulting practice and later developed into a $10 million high tech computer based products company.

Mr. Lange’s clients have been diverse in size and types, ranging from Fortune 50 companies to individual inventors and a few foreign companies. Clients over the years include; Ford Motor Company, Control Data Corporation, Hughes Aircraft Company, Lockheed Corporation, Litton Industries, SDC, Plantronics Corporation, Teledyne Corporation, Williams International Inc., Coopers and Lybrand, Groupe Inforama, Ritme Informatique, jj Barnicke, and others.

His formal education includes a Bachelor of Science Degree in Electronic Engineering from Northrop University (became Cal State University, Northridge), graduate work in Systems Engineering, and specialized course work in management and business planning. He attended both Northrop University and the University of California at Los Angeles.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Please see Item 1 above.

ITEM 5.  OTHER EVENTS.

         Within approximately the next 60 days, the Registrant expects to change its name to TechnoConcepts, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b) Financial Statements and Pro Forma Financial Information.

                  The Registrant intends to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before April 15, 2004.

         (c) Exhibits.

                  2.1      Agreement and Plan of Merger by and Between Technology Consulting Partners, Inc. and TechnoConcepts, Inc. dated December 15, 2003.

                  99.1     Press Release dated December 22, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         On December 22, 2003, the Registrant issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Technology Consulting Partners, Inc.

                                                            (Registrant)

Date:  February 17, 2004                By: /s/ Antonio E. Turgeon

                                                    Antonio E. Turgeon,

                                                    President and Chief Executive Officer

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